Exhibit 10.15.4

June 23, 2009

Ron Frankel

275 Monte Grigio Street

Pacific Palisades, CA 90272

Dear Ron:

Synacor, Inc. (the “Company”) would like to inform you that the Company’s Board of Directors (the “Board”) has approved an option repricing program effective as of June 10, 2009 (the “Repricing”). On June 10, 2009, the Board determined that the fair market value of the Company’s common stock (the “Common Stock”) was $1.26 per share. Effective as of June 10, 2009, the Repricing amends the exercise price per share of your option to purchase 72192 (post-spIit) shares of Common Stock that was granted to you on 9/14/2007 that has an exercise price per share of $1.9967 (post-split) (“Underwater Option”), so that the exercise price per share of your Underwater Option will be equal to $1.26.

Except for the change to the exercise price, as described above, all of the other terms of the Underwater Option remain the same and continue to be governed by the option documentation evidencing the Underwater Option, including (without limitation) the number of shares subject to the Underwater Option, the vesting commencement date, vesting schedule, vesting acceleration (if any) and status as incentive stock options (as described in Section 422(b) of the Internal Revenue Code) or nonstatutory stock options.

If you hold any additional options that do not constitute an Underwater Option as of June 10, 2009, such options are not affected in any manner by the Repricing and will continue to be subject to the option documentation evidencing such options.

This letter agreement will be construed and interpreted in accordance with the laws of the State of New York (other than their choice-of-law provisions) and may be executed in counterparts, each of which will be considered an original, but all of which together will constitute one agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.

Please indicate your agreement with the above terms by signing below. You have until 5:00 p.m. EST on July 1, 2009 to sign and return this letter agreement to Julia Culkin. Please retain a copy of your signed letter agreement with your option documentation evidencing the Underwater Option.

If you do not sign and return this letter agreement to Julia Culkin by July 1, 2009, you will not be subject to the terms of this letter agreement, which means that your Underwater Option will not be repriced and will not be amended in any manner and will continue to be governed by the option documentation evidencing such Underwater Option.

If you have any questions, please contact me at (716-362-3305).

Very truly yours,

SYNACOR, INC.

By:
Title:	VP Human Resources

I agree to the terms of this letter agreement.

Signature

Ron Frankel
Ron Frankel

Dated:	6/30/09

June 23, 2009

Ron Frankel

275 Monte Grigio Street

Pacific Palisades, CA 90272

Dear Ron:

Synacor, Inc. (the “Company”) would like to inform you that the Company’s Board of Directors (the “Board”) has approved an option repricing program effective as of June 10, 2009 (the “Repricing”). On June 10, 2009, the Board determined that the fair market value of the Company’s common stock (the “Common Stock”) was $1.26 per share. Effective as of June 10, 2009, the Repricing amends the exercise price per share of your option to purchase 137,808 (post-split) shares of Common Stock that was granted to you oh 9/14/2007 that has an exercise price per share of $1.9967 (post-split) (“Underwater Option”), so that the exercise price per share of your Underwater Option will be equal to $1.26.

Except for the change to the exercise price, as described above, all of the other terms of the Underwater Option remain the same and continue to be governed by the option documentation evidencing the Underwater Option, including (without limitation) the number of shares subject to the Underwater Option, the vesting commencement date, vesting schedule, vesting acceleration (if any) and status as incentive stock options (as described in Section 422(b) of the Internal Revenue Code) or nonstatutory stock options.

If you hold any additional options that do not constitute an Underwater Option as of June 10, 2009, such options are not affected in any manner by the Repricing and will continue to be subject to the option documentation evidencing such options.

This letter agreement will be construed and interpreted in accordance with the laws of the State of New York (other than their choice-of-law provisions) and may be executed in counterparts, each of which will be considered an original, but all of which together will constitute one agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.

Please indicate your agreement with the above terms by signing below. You have until 5:00 p.m. EST on July 1, 2009 to sign and return this letter agreement to Julia Culkin. Please retain a copy of your signed letter agreement with your option documentation evidencing the Underwater Option.

If you do not sign and return this letter agreement to Julia Culkin by July 1, 2009, you will not be subject to the terms of this letter agreement, which means that your Underwater Option will not be repriced and will not be amended in any manner and will continue to be governed by the option documentation evidencing such Underwater Option.

If you have any questions, please contact me at (716-362-3305).

Very truly yours,

SYNACOR, INC.

By:
Title:	VP Human Resources

I agree to the terms of this letter agreement.

Signature

Ron Frankel
Ron Frankel

Dated:	6/30/09